UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 6, 2011

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                             000-29649                 91-1922863
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                       --------------

                                       N/A
                      -----------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure  of  Directors  or   Principal   Officers,   Election  of
            Directors, Appointment of Principal Officers

     On October 6, 2011 Robert Helina was appointed a director of the Company.

     Robert Helina, age 45, has been involved in the financial services industry for over 20 years. Since 2008 Mr. Helina has been an independent consultant providing investment banking services to corporate clients. Between 2007 and 2008 Mr. Helina was a Vice President at Global Maxfin Capital Inc., overseeing that firm's British Columbia regional offices. During that time, Mr. Helina also managed the accounts for a number of clients while bringing corporate finance opportunities to the firm.

     Between 1995 and 2007 Mr. Helina was employed by Graydon Elliott Capital Corp, a Canadian, a full service brokerage firm, in various positions, including Branch Manager/Vice President (2004-2006) and President/Chief Executive Officer (2006-2007).

     Between 2002 and 2004, Mr. Helina was employed by Assante Financial Management Ltd. as a financial planner. Between 1995 and 2002, Mr. Helina was a Branch Manager at Reimer Financial Services Inc., a financial planning firm.

     As a result of his background, the Company believes Mr. Helina has experience in many aspects of the securities industry, including compliance, accounting and capital formation/ investment banking. The Company believes that as a director, Mr. Helina's financial experience will be a valuable asset to the Company.

     As of October 6, 2011 Mr. Helina did not own shares of the Company's common stock.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 6, 2011

                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Daniel B. O'Brien
                                     ---------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer

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